Related-Party Transactions (Notes)	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
RELATED-PARTY TRANSACTIONS
RELATED-PARTY TRANSACTIONS

COMMERCIAL AGREEMENTS

The Partnership has various long-term, fee-based commercial agreements with Tesoro, under which we provide pipeline transportation, trucking, terminal distribution and storage services to Tesoro, and Tesoro commits to provide us with minimum monthly throughput volumes of crude oil and refined products. If, in any calendar month, Tesoro fails to meet its minimum volume commitments under these agreements, it will be required to pay us a shortfall payment. These shortfall payments may be applied as a credit against any amounts due above their minimum volume commitments for up to three months after the shortfall occurs. Each of these agreements has fees that are indexed annually for inflation or, in certain circumstances, allows for a quarterly rate adjustment based on a comparison of competitive rates.

COMMERCIAL AGREEMENTS WITH TESORO

				Termination Provisions
Commercial Agreement	Initiation Date	Term	Renewals	Refinery Shutdown Notice Period (a)	Force Majeure
Transportation Agreement (High Plains System)	April 2011	10	2 x 5 years	12 months	TLLP can declare (unilateral)
Second Amended and Restated Master Terminalling Agreement	April 2011	10	2 x 5 years
Stockton Minimum Throughput Commitment (MTA supplement)	April 2011	10	2 x 5 years
Salt Lake City Storage Agreement	April 2011	10	2 x 5 years
Amended and Restated Transportation Services Agreement	April 2011	10	2 x 5 years
Amorco Terminal Use and Throughput Agreement (Martinez Marine)	April 2012	10	2 x 5 years
Amended Anacortes Track Use and Throughput Agreement	November 2012	10	2 x 5 years	N/A
Terminalling Services Agreement for Northwest Products System	June 2013	1	Year to year
Southern California Terminalling Services Agreement	June 2013	10	2 x 5 years
Carson Storage Services Agreement Amended	June 2013	10	2 x 5 years
Southern California Dedicated Storage Agreement	June 2013	10	2 x 5 years
Long Beach Storage Services Agreement	December 2013	10	2 x 5 years
Carson Coke Handling Service Agreement	December 2013	10	2 x 5 years
Long Beach Throughput Agreement (b)	December 2013	10	2 x 5 years
Transportation Services Agreement (SoCal Pipelines)	December 2013	10	2 x 5 years
Amended and Restated Long Beach Berth Access Use and Throughput Agreement	December 2013	10	2 x 5 years
BASH Storage - TRMC Tanks	April 2014	5	2 x 5 years
Terminalling Services Agreement - Martinez	July 2014	10	2 x 5 years
Terminalling Services Agreement - Nikiski	July 2014	10	2 x 5 years
Storage Services Agreement - Anacortes	July 2014	10	2 x 5 years
Martinez Dedicated LPG Storage Agreement	July 2014	10	2 x 5 years
THPP Reversal Open Season Northbound Commitment	September 2014	7	None
Tesoro Alaska Pipeline Throughput Agreement	September 2014	10	2 x 5 years
Transportation Services Agreement (LAR Short Haul Pipelines)	September 2014	10	2 x 5 years
Keep-Whole Commodity Fee Agreement	December 2014	5	1 year auto	90 days prior to expiration	Bilateral
Terminalling Services Agreement - Anacortes Rack	November 2015	10	2 x 5 years	N/A	TLLP can declare (unilateral)
Carson Tank Farm Storage Agreement	November 2015	10	2 x 5 years
Kenai Storage Services Agreement	July 2016	10	2 x 5 years
Alaska Terminalling Services Agreement	September 2016	10	2 x 5 years
Avon Marine Terminal Operating Agreement	November 2016	Effective date of sublease	None
Martinez Storage Services Agreement	November 2016	10	2 x 5 years
Asphalt and Propane Rack Loading Services Agreement	December 2016	10	2 x 5 years

(a)	Fixed minimum volumes remain in effect during routine turnarounds.

(b)	Agreement gives Tesoro the option to renew for two five-year terms, or Tesoro may modify the term of the agreements to a twenty-year term by providing notice in accordance with each agreement.

We charge fixed fees based on the total storage capacity of our tanks under several of our agreements with Tesoro. We recognized approximately $193 million, $105 million and $83 million of revenue under these agreements where TLLP was considered to be the lessor during the years ended December 31, 2016, 2015 and 2014, respectively. Committed minimum payments for each of the five years following December 31, 2016, are expected to be approximately $260 million to $268 million per year and an aggregate $890 million remaining after 2021.

THIRD AMENDED AND RESTATED OMNIBUS AGREEMENT

The Partnership entered into an omnibus agreement with Tesoro at the closing of the TLLP initial public offering (“Initial Offering”). The agreement has been amended for each of the Acquisitions from Tesoro and was most recently amended on November 21, 2016, in connection with the acquisition of the Martinez Logistics Assets. The amendment increased the annual administrative fee payable by the Partnership to Tesoro under the Amended Omnibus Agreement to approximately $11 million as of December 31, 2016, for the provision of various general and administrative services, including executive management, legal, accounting, treasury, human resources, health, safety and environmental, information technology, certain insurance coverage, administration and other corporate services. In addition, the Partnership reimburses Tesoro for all other direct or allocated costs and expenses incurred by Tesoro or its affiliates on its behalf.

Under the Amended Omnibus Agreement, Tesoro indemnifies us for certain matters, including known environmental, title and tax matters associated with the ownership of our assets at or before the closing of the Initial Offering and the subsequent acquisitions from Tesoro, with certain exceptions that are covered by the Carson Assets Indemnity Agreement. With respect to assets that we acquired from Tesoro, indemnification for unknown environmental and title liabilities is limited to pre-closing conditions identified prior to the earlier of the date that Tesoro no longer controls our general partner or five years after the date of closing. The indemnification under the Initial Offering for unknown environmental matters expired on April 26, 2016. Under the Amended Omnibus Agreement, the aggregate annual deductible for each type of liability (unknown environmental liabilities or title matters) is approximately $1 million as of December 31, 2016, before we are entitled to indemnification in any calendar year in consideration of Initial Offering assets and all subsequent Acquisitions from Tesoro, with the exception of the indemnifications for the acquisition of the six marketing and storage terminal facilities (the “Los Angeles Terminal Assets”) and the acquisition of the remaining logistics assets (the “Los Angeles Logistics Assets”) initially acquired by us as part of the Los Angeles acquisition in Southern California (the “Los Angeles Logistics Assets Acquisition”). In addition, with respect to the assets that we acquired from Tesoro, we have agreed to indemnify Tesoro for events and conditions associated with the ownership or operation of our assets that occur after the closing of the Initial Offering, and the subsequent Acquisitions from Tesoro, and for environmental liabilities related to our assets to the extent Tesoro is not required to indemnify us for such liabilities. See Note 10 for additional information regarding the Amended Omnibus Agreement.

CARSON ASSETS INDEMNITY AGREEMENT

The Partnership entered into the Carson Assets Indemnity Agreement with Tesoro at the closing of the Los Angeles Logistics Assets Acquisition effective December 6, 2013, establishing indemnification for certain matters including known and unknown environmental liabilities arising out of the use or operation of the Los Angeles Terminal Assets and the Los Angeles Logistics Assets prior to the respective acquisition dates.

Under the Carson Assets Indemnity Agreement, Tesoro retained responsibility for remediation of known environmental liabilities due to the use or operation of the Los Angeles Terminal Assets and the Los Angeles Logistics Assets prior to the respective acquisition dates, and has indemnified the Partnership for any losses incurred by the Partnership arising out of those remediation obligations. The indemnification for unknown pre-closing remediation liabilities is limited to five years. However, with respect to Terminal 2 at the Long Beach marine terminal, which was included in the Los Angeles Logistics Assets Acquisition, the indemnification for unknown pre-closing remediation liabilities is limited to ten years. Indemnification of the Los Angeles Terminal Assets’ and the Los Angeles Logistics Assets’ environmental liabilities is not subject to a deductible. See Note 10 for additional information regarding the Carson Assets Indemnity Agreement.

KEEP-WHOLE COMMODITY FEE AGREEMENT

Effective December 2, 2014, following the completion of the Rockies Natural Gas Business Acquisition, we began processing gas for certain producers under keep-whole processing agreements. Under a keep-whole agreement, a producer transfers title to the NGLs produced during gas processing, and the processor, in exchange, delivers to the producer natural gas with a British Themal Unit content equivalent to the NGLs removed. The operating margin for these contracts is typically determined by the spread between NGLs sales prices and the price paid to purchase the replacement natural gas (“Shrink Gas”). At that time, TLLP entered into a five-year agreement with Tesoro, which transfers the commodity risk exposure associated with these keep-whole processing agreements from TLLP to Tesoro (the “Keep-Whole Commodity Agreement”). Under the Keep-Whole Commodity Agreement with Tesoro, Tesoro pays TLLP a processing fee for NGLs related to keep-whole agreements and delivers Shrink Gas to the producers on behalf of TLLP. TLLP pays Tesoro a marketing fee in exchange for assuming the commodity risk.

On February 1, 2016, the parties entered into the First Amendment to the Keep-Whole Commodity Agreement (the “Keep-Whole Amendment”) that adjusted the contract to provide for a tiered pricing structure for different NGL production levels. The Keep-Whole Amendment continues to provide for annual purchase orders setting forth service fees for the base and incremental volumes; however, the Keep-Whole Amendment provides that the service fees payable for incremental volumes of natural gas liquids above 315,000 gallons per day shall be calculated with reference to the costs of (i) processing, (ii) conditioning, (iii) handling, (iv) fractionation, (v) storage, truck and rail loading at the Blacks Fork Processing Complex, and (vi) pipeline transportation fees on the MAPL Pipeline System and fractionation fees at Mt. Belvieu, Texas for transportation and fractionation services provided to Processors by MAPL, Cedar Bayou Fractionators, and Enterprise Products Partners L.P. for natural gas liquids sold pursuant to the Keep-Whole Commodity Agreement. The pricing for both the base and incremental volumes are subject to revision each year.

SECONDMENT AND LOGISTICS SERVICES AGREEMENT

We entered into the Secondment and Logistics Services Agreement (the “Secondment Agreement”) with Tesoro to govern the provision of seconded employees to or from Tesoro, the Partnership, and its subsidiaries, as applicable. The Secondment Agreement, as amended as recently as November 2016, also governs the use of certain facilities of the parties by the various entities. The services to be provided by such seconded employees, along with the fees for such services, will be provided on the service schedules attached to the Secondment Agreement. Specialized services and the use of various facilities, along with the fees for such services, will be provided for in service orders to be executed by parties requesting and receiving the service. All fees to be paid pursuant to the Secondment Agreement are indexed for inflation. For the years ended December 31, 2016 and 2015, the Partnership charged Tesoro $5 million and $3 million, respectively, and Tesoro charged the Partnership $18 million and $8 million, respectively, pursuant to the agreement.

On December 2, 2014, the General Partner and certain of its indirect subsidiaries entered into Amendment No. 1 to the Secondment Agreement (the “Secondment Agreement Amendment”) with Tesoro, pursuant to which these entities joined as parties to the Secondment Agreement dated July 1, 2014, to provide for the secondment of employees to or from those entities and Tesoro.

On March 31, 2016 and November 21, 2016, the General Partner and certain of its indirect subsidiaries entered in Amendments No. 2 and No. 3, respectively to the Secondment Agreement with Tesoro. Under Amendment No.2, additional parties were added to the agreement. Under Amendment No. 3 the parties agree that either party may provide labor, materials, equipment and supplies to either Tesoro or TLLP, that such work may be provided by third parties under contract with one of the parties to the amendment and that the costs and expenses will be allocated to the parties that receive the benefits of such work.

SUMMARY OF AFFILIATE TRANSACTIONS

SUMMARY OF REVENUE AND EXPENSE TRANSACTIONS WITH TESORO, INCLUDING PREDECESSORS (in millions)

	Years Ended December 31,
	2016	2015	2014
Revenues	$715	$615	$497
Operating expenses	166	135	111
Imbalance settlement gains, net and reimbursements from Tesoro (a)	24	42	43
General and administrative expenses	69	72	39

(a)
Includes net imbalance settlement gains of $7 million, $8 million and $17 million in the years ended December 31, 2016, 2015 and 2014, respectively. Also includes reimbursements primarily related to pressure testing and repairs and maintenance costs pursuant to the Amended Omnibus Agreement and the Carson Assets Indemnity Agreement of $17 million, $34 million and $26 million in the years ended December 31, 2016, 2015 and 2014, respectively.

PREDECESSOR TRANSACTIONS. Related-party transactions of our Predecessors were settled through equity. The balance in receivables and accounts payable from affiliated companies represents the amount owed from or to Tesoro related to certain affiliate transactions. Our Predecessors did not record revenue for transactions with Tesoro in the Terminalling and Transportation segment, with the exception of regulatory tariffs charged to Tesoro on the refined products pipeline included in the West Coast Logistics Assets Acquisition.

DISTRIBUTIONS. In accordance with our partnership agreement, our limited and general partner interests are entitled to receive quarterly distributions of available cash. We paid quarterly cash distributions to Tesoro, including IDRs, totaling $245 million, $148 million and $87 million in 2016, 2015 and 2014, respectively. On January 18, 2017, in accordance with our partnership agreement, we announced the declaration of a quarterly cash distribution, based on the results of the fourth quarter of 2016, of $0.91 per unit, of which $77 million was paid to Tesoro on February 14, 2017 based on unitholders of record on February 3, 2017.